                                                                   EXHIBIT 10.10

                     AMENDMENT NO. 1 AND CONSENT AND WAIVER


         This Amendment No. 1 dated as of February 12, 1999 ("Amendment") amends the Credit Agreement dated as of June 12, 1998 (the "Credit Agreement") among Arkansas Best Corporation, a Delaware corporation (the "Borrower"), the Banks party thereto, Societe Generale, Southwest Agency, as Administrative Agent (the "Agent"), and Bank of America National Trust and Savings Association and Wells Fargo Bank (Texas), N.A., as Co-Documentation Agents. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein are used herein with the meanings so defined.

         WHEREAS the Borrower has requested that the Credit Agreement be amended to permit the Borrower to make an intercompany loan to Treadco so that Treadco may purchase all of its issued and outstanding capital stock not owned by the Borrower and to modify certain covenants of the Borrower set forth in the Credit Agreement; and

         WHEREAS the Banks have agreed to so amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) Section 1.1. Section 1.1 is amended as follows:

             (i) The following definition is modified to read as follows:

                 "Borrowing Base" means an amount equal to the sum of (a) 80% of the Net Depreciated Value of Eligible Revenue Equipment, plus (b) 85% of the aggregate outstanding amount of Eligible Receivables, plus (c) 50% of the Net Depreciated Value of Eligible Other Equipment, plus (d) 70% of the Real Estate Value of Eligible Real Property.

             (ii) The following new definitions are added in alphabetical order:

                 "TAC" means Treadco Acquisition Corp., a Delaware corporation and wholly-owned Subsidiary of the Borrower.

                 "Treadco Merger" means the merger of TAC with and into Treadco with Treadco being the surviving corporation.

                 "Treadco Credit Agreement" means the Amended and Restated
             Credit Agreement dated as of September 30, 1997 between Treadco and Societe Generale, Southwest Agency, as such agreement may be amended, modified or restated from time-to-time.

         (b) Section 6.1. Section 6.1 is amended by deleting the "and" at the end of clause (l), deleting the period at the end of clause (m), and adding the following new clauses (n) and (o):

         (n) securing the Treadco Credit Agreement; provided, however that upon the consummation of the Treadco Merger, a perfected second Lien shall exist on all accounts receivable and inventory of Treadco in favor of the Agent for the benefit of the Banks to secure the Obligations in accordance with the terms of the Security Agreement executed by Treadco; and

         (o) not otherwise permitted herein but permitted under the Treadco Credit Agreement.

         (c) Section 6.3. Section 6.3 is modified in its entirety as follows:

                  Section 6.3. Agreements Restricting Distributions From Subsidiaries. The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any agreement (other than a Credit Document or the Treadco Credit Agreement as in effect on the Effective Date) which limits distributions to or any advance by any of the Borrower's Subsidiaries to the Borrower.

         (d) Section 6.6(d)(iii). Section 6.6(d)(iii) is amended in its entirety as follows:

                  (iii) the aggregate consideration paid (other than in the form of common stock of the Borrower) during any fiscal year for such contributions or investments shall not exceed $40,000,000; and

         (e) Section 6.6(f). Section 6.6 is amended by deleting the "and" at the end of clause (d), substituting "; and" for the period at the end of clause (e), and by adding the following new clause (f):

                  (f) loans or advances to Treadco in an aggregate amount not to exceed $12,000,000 which loans or advances shall be (i) evidenced by a promissory note in form and substance satisfactory to the Agent (the "Treadco Note"), (ii) subordinated to Treadco's obligations under the Credit Documents, (iii) on terms and conditions satisfactory to the Agent and (iv) used by Treadco to purchase all or a portion of its issued and outstanding shares of its capital stock not owned by the Borrower.

         (f) Section 6.9. The introduction exception of Section 6.9 is modified to read as follows:

         Except as set forth in the Treadco Credit Agreement or any other agreements and documentation governing Indebtedness of the Borrower or any of its Subsidiaries existing on the Effective Date,

         (g) The first sentence of Section 6.14 of the Credit Agreement is amended in its entirety as follows:

         The Borrower may make or permit any of its Subsidiaries to make or commit to make any Capital Expenditure; provided, however, that (a) Capital Expenditures of the Borrower and its Subsidiaries (other than Treadco) may not exceed $85,000,000 in an aggregate amount per fiscal year so long as the Borrower's Senior Debt is not rated either BBB- or higher by S&P or Baa3 or greater by Moody's and (b) Capital Expenditures of Treadco are otherwise permitted under the Treadco Credit Agreement.

         (h) Section 6.15. Section 6.15 is amended by deleting the "and" at the end of clause (e), adding the following new clauses (f) and (g) and modifying the existing clause (f) to read as follows:

                  (f) the Treadco Credit Agreement;

                  (g) indebtedness of Treadco not otherwise permitted hereunder but permitted under the Treadco Credit Agreement; and

                  (h) extensions, renewals and refinancing of any of the Indebtedness specified in paragraphs (a) - (c), (f) and (g) above so long as the principal amount of such Indebtedness is not thereby increased.

         Section 2. Treadco Note. The proceeds of the Treadco Note will be deemed to be Acquisition Expenditures for the purposes of determining compliance with Section 6.16 during fiscal year 1999.

         Section 3. Consent and Waiver. (a) Section 6.6(d)(i) of the Credit Agreement requires that if the aggregate amount of contributions to, or capital investments by the Borrower or any of its Subsidiaries in any Person which, prior to such contribution or investment, is not a Subsidiary but which becomes a Subsidiary as a result of such contribution or investment, exceeds $5,000,000, then the Borrower shall cause such Person to have executed and delivered to the Agent an Accession Agreement, related financing statements and a certificate covering the same matters described in Section 3.1(a)(iii) of the Credit Agreement with respect to such Person and the Borrower's counsel shall deliver an opinion with respect thereto covering the matters previously opined on with regard to each Guarantor.

         (b) Each of the Agent and the Banks hereby waive the requirements of
Section 6.6(d)(i); provided that upon the consummation of the Treadco Merger, in lieu of Treadco executing and delivering to the Agent an Accession Agreement, Treadco shall execute and deliver to the Agent (1) a limited guaranty substantially similar in form and substance to the Guaranty, (2) a security agreement substantially similar in form and substance to the Guarantor Security Agreement except that such security agreement shall grant a second priority security interest to the Agent for its benefit and the benefit of the Banks in Treadco's accounts receivable and inventory, (3) a certificate covering the same matters described in

Section 3.1(a)(iii) of the Credit Agreement with respect to such Person and (4) the Borrower's counsel shall deliver an opinion with respect thereto covering the matters previously opined on with regard to each Guarantor. This waiver is limited to the extent described herein and shall not be construed to be a consent to or a waiver of any other actions prohibited by the Credit Agreement. Further, if any such transaction is not completed as described above, all consents granted hereunder shall be void.

         Section 4. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Banks that, after giving effect hereto:

         (a) the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Amendment, except those that by their terms relate only to a specific date;

         (b) (i) the execution, delivery, and performance of this Amendment are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

         (c) as of the effectiveness of this Amendment, no Default or Event of Default has occurred and is continuing.

         Section 5. Effectiveness of Amendment. This Amendment shall become effective on the date the Agent has received the following:

         (a) counterparts of this Amendment executed by the Borrower and the Majority Banks,

         (b) a completed Federal Reserve From U-1 executed by the Borrower;

         (c) a pledge agreement in form and substance satisfactory to the Agent executed by the Borrower pledging the Treadco Note to the Agent for the benefit of the Banks;

         (d) the Treadco Note endorsed to the Agent for the benefit of the Banks; and

         (e) an amendment fee payable to each of the Banks approving this amendment on or before the date hereof in an amount equal to 0.05% of such Bank's Revolving Commitment.

         Section 6. Effect on Loan Documents.

         (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agent's or any of the Bank's rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

         (b) This Amendment is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Credit Documents.

         Section 7. Fees and Expenses. The Borrower shall reimburse the Agent for all expenses of the Agent, including charges and disbursements of legal counsel for the Agent, in connection with the creation, amendment, modification, waiver, or interpretation of this Amendment, and the preservation or enforcement of any rights of the Agent or any of the Banks under this Amendment.

         Section 8. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute an instrument.

         Section 9. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

         PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A CREDIT AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE CREDIT AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE CREDIT AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

         THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN CREDIT AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE CREDIT AGREEMENT. THIS WRITTEN AMENDMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first written above.


                                  BORROWER:

                                  ARKANSAS BEST CORPORATION


                                  By:
                                     -------------------------------------------
                                       David E. Loeffler
                                       Vice President - Chief Financial Officer


                                  BANK:

                                  SOCIETE GENERALE,
                                       SOUTHWEST AGENCY


                                  By:
                                     -------------------------------------------
                                       Christopher Speltz
                                       Director, Head of SG - Dallas

                                  By:
                                     -------------------------------------------
                                       David C. Oldani
                                       Associate

                                  CO-DOCUMENTATION AGENTS:

                                  BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION



                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  WELLS FARGO BANK (TEXAS), N.A.



                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANKS:

                                  SOCIETE GENERALE,
                                       SOUTHWEST AGENCY


                                  ----------------------------------------------
                                  Christopher J. Speltz
                                  Director - Head of SG-Dallas


                                  ----------------------------------------------
                                  David C. Oldani
                                  Associate

                                  BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION



                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  WELLS FARGO BANK (TEXAS), N.A.

                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ABN AMRO BANK N.V.


                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CREDIT LYONNAIS NEW YORK BRANCH



                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  DEPOSIT GUARANTY NATIONAL BANK

                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  THE FIRST NATIONAL BANK OF CHICAGO

                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------

                                  NATEXIS BANQUE  BFCE




                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------



                                  ----------------------------------------------
                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------